Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Numerator:
Net income attributable to common shareholders	$ 53,626	$ 72,705
Denominator:
Weighted average common shares outstanding - basic	43,115	48,403
Dilutive share options, RSU and PSU	735	900
Weighted average common shares outstanding - diluted	43,850	49,303
Net income attributable to common shareholders per common share:
Basic	$ 1.24	$ 1.50
Diluted	$ 1.22	$ 1.47
Share options, RSU and PSU excluded from the computation of diluted EPS because they were anti-dilutive	441	330